Exhibit 10.3

PRIORITY CONFIRMATION JOINDER

Reference is made to the Intercreditor Agreement, dated as of May 1, 2015 (as amended, supplemented, amended and restated or otherwise modified and in effect from time to time, the “Intercreditor Agreement”) between JPMORGAN CHASE BANK, N.A., as Priority Lien Agent for the Priority Lien Secured Parties (as defined therein), and U.S. BANK NATIONAL ASSOCIATION, as Second Lien Collateral Trustee for the Second Lien Secured Parties (as defined therein).

Capitalized terms used but not otherwise defined herein shall have the meaning set forth in the Intercreditor Agreement.  This Priority Confirmation Joinder is being executed and delivered pursuant to Section 4.04(c) of the Intercreditor Agreement as a condition precedent to the debt for which the undersigned is acting as representative being entitled to the rights and obligations of being Initial Third Lien Obligations under the Intercreditor Agreement.

1.  Joinder.  The undersigned, U.S. BANK NATIONAL ASSOCIATION, a national banking association, (the “New Representative”) as collateral trustee under that certain Third Lien Collateral Trust Agreement (the “Third Lien Collateral Trust Agreement”) dated as of September 10, 2015 among Halcón Resources Corporation, the other Grantors from time to time party thereto, the trustee under that certain Third Lien Indenture (as defined below), and the New Representative in its capacity as Third Lien Collateral Trustee, hereby:

(a)           represents that the New Representative has been authorized to become a party to the Intercreditor Agreement on behalf of the Initial Third Lien Secured Parties under the Third Lien Indenture, dated as of September 10, 2015 (the “Third Lien Indenture”) and the Third Lien Collateral Trust Agreement, as Third Lien Collateral Trustee under the Intercreditor Agreement for all purposes thereof on the terms set forth therein, and to be bound by the terms of the Intercreditor Agreement as fully as if the undersigned had executed and delivered the Intercreditor Agreement as of the date thereof; and

(b)           agrees that its address for receiving notices pursuant to the Intercreditor Agreement shall be as follows:

5555 San Felipe, Suite 1150

Houston, Texas 77057

Fax: (713) 235-9213

Attention: Steven Finklea;

2.             Priority Confirmation.

The undersigned New Representative, on behalf of itself and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as Third Lien Collateral Trustee hereby agrees, for the benefit of all Secured Parties and each future Secured Debt Representative, and as a condition to being treated as Secured Debt under the Intercreditor Agreement, that:

(a)           all Third Lien Obligations will be and are secured equally and ratably by all Third Liens at any time granted by Halcón or any other Grantor to secure any Obligations in respect of such Series of Third Lien Debt, whether or not upon property otherwise constituting Collateral for such Series of Third Lien Debt, and that all such Third Liens will be enforceable by the Third Lien Collateral Trustee with respect to such Series of Third Lien Debt for the benefit of all Third Lien Secured Parties equally and ratably; and

(b)           the New Representative and each holder of Obligations in respect of the Series of Third Lien Debt for which the undersigned is acting as Third Lien Collateral Trustee are bound by the provisions of the Intercreditor Agreement, including the provisions relating to the ranking of Priority Liens, Second Liens and Third Liens and the order of application of proceeds from enforcement of Priority Liens, Second Liens and Third Liens.

3.             Full Force and Effect of Intercreditor Agreement.  Except as expressly supplemented hereby, the Intercreditor Agreement shall remain in full force and effect.

4.             Governing Law and Miscellaneous Provisions.  The provisions of Article IX of the Intercreditor Agreement will apply with like effect to this Priority Confirmation Joinder.

5.             Expenses.  Halcón agree to reimburse each Secured Debt Representative for its reasonable out of pocket expenses in connection with this Priority Confirmation Joinder, including the reasonable fees, other charges and disbursements of counsel.

IN WITNESS WHEREOF, the parties hereto have caused this Priority Confirmation Joinder to be executed by their respective officers or representatives as of September 10, 2015.

U.S. BANK NATIONAL ASSOCIATION as New Representative and Third Lien Collateral Agent

By:	/s/ Steven A. Finklea
Name:	Steven A. Finklea
Title:	Vice President

The Priority Lien Agent hereby acknowledges receipt of this Priority Confirmation Joinder:

JPMORGAN CHASE BANK, N.A.
as Priority Lien Agent

By:	/s/ Ronald Dierker
Name:	Ronald Dierker
Title:	Authorized Officer

The Second Lien Collateral Trustee hereby acknowledges receipt of this Priority Confirmation Joinder:

U.S. BANK NATIONAL ASSOCIATION
as Second Lien Collateral Trustee

By:	/s/ Steven A. Finklea
Name:	Steven A. Finklea
Title:	Vice President

Signature Page to the

Priority Confirmation Joinder

Acknowledged and Agreed to by:

HALCÓN RESOURCES CORPORATION, as Borrower

By:	/s/ Mark J. Mize
Name:	Mark J. Mize
Title:	Executive Vice President, Chief Financial
Officer and Treasurer

Signature Page to the

Priority Confirmation Joinder